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                             CROSS REFERENCE SHEET


This Cross Reference Sheet pertains to Sections 310 through 318(a) of the Trust Indenture Act of 1939, as amended.


 Trust Indenture
   Act Section                            Indenture Section
 ---------------                          -----------------

 (S)  310  (a)(1)........................ 6.09
           (a)(2)........................ 6.09
           (a)(3)........................ Not Applicable
           (a)(4)........................ Not Applicable
           (b)........................... 6.08
                                          6.10
 (S)  311  (a)........................... 6.13
           (b)........................... 6.13
 (S)  312  (a)........................... 7.01
           (b)........................... 7.02
           (c)........................... 7.02
                                          7.02
 (S)  313  (a)........................... 7.03
           (b)........................... 7.03
           (c)........................... 7.03
           (d)........................... 7.03
 (S)  314  (a)........................... 7.04
           (a)(4)........................ 1.01
                                          10.04
           (b)........................... Not Applicable
           (c)(1)........................ 1.02
           (c)(2)........................ 1.02
           (c)(3)........................ Not Applicable
           (d)........................... Not Applicable
           (e)........................... 1.02
 (S)  315  (a)........................... 6.01
           (b)........................... 6.02
           (c)........................... 6.01
           (d)........................... 6.01
           (e)........................... 5.14
 (S)  316  (a)........................... 1.01
           (a)(1)(A)..................... 5.02
                                          5.12
           (a)(1)(B)..................... 5.13
           (a)(2)........................ Not Applicable
           (b)........................... 5.08
           (c)........................... 1.04
 (S)  317  (a)(1)........................ 5.03
           (a)(2)........................ 5.04
           (b)........................... 10.03
 (S)  318  (a)........................... 1.07